Finance Costs and Income (Tables)	12 Months Ended
Dec. 31, 2024
Text Block 1 [Abstract]
Summary of finance costs and Iincome Explanatory

Years ended December 31,	2024	2023

Finance Costs

Interest on debt	$86	$101

Accretion of Notes discount[1]	12	8

Lease interest expense	4	5

Other interest expense	1	4

Total finance costs	$103	$118

Finance Income

Interest income	$5	$24

Net finance costs	$98	$94

[1] Accretion of Notes discount for the year ended December 31, 2024, includes $3 million of accretion related to the early redemption of 10 percent of the Notes. Refer to Note 17 “Long-Term Debt” for further details.